Zell Capital Schedule of Investments June 30, 2021 (Unaudited)

Security Description	Shares	Fair Value

Money Market Funds - 1,798.7%
First American Government Obligations Fund, Class X - 0.03%(1)	264,853	$264,853
Total Money Market Funds (Cost $264,853)		264,853

Total Investments (Cost $264,853) - 1,798.7%		$264,853
Liabilities in Excess of Other Assets - (1,698.7)%		(250,128)
Net Assets - 100.0%		$14,725

(1) Presented rate represents the Money Market Fund's average 7-day % yield as of June 30, 2021.

Percentages are stated as a percent of net assets.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents information about the Fund’s assets measured on a recurring basis as of June 30, 2021 and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Money Market Funds	$264,853	$-	$-	$264,853
Total Investments in securities and cash equivalents	$264,853	$-	$-	$264,853